UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2022 (December 27, 2021)

Senior Connect Acquisition Corp. I
(Exact name of registrant as specified in its charter)

Delaware	001-39793	85-2816458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7114 East Stetson Drive, Suite 400 Scottsdale, AZ	85251
(Address of principal executive offices)	(Zip Code)

(480) 948-9200
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	SNRHU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	SNRH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	SNRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2021, the board of directors (the “Board”) of Senior Connect Acquisition Corp. I (the “Company”) appointed Isaac Applbaum and Natasha Deckmann to the Board. Mr. Applbaum, who previously resigned from the Board to fulfill The Nasdaq Stock Market LLC’s board independency requirements, was re-appointed to serve as a Class I director with a term expiring at the Company’s first annual meeting of stockholders. Dr. Deckmann was also appointed to serve as a Class I director with a term expiring at the Company’s first annual meeting of stockholders. The Board determined Dr. Deckmann to be an “independent director” as defined in the applicable rules of The Nasdaq Stock Market LLC. Neither Mr. Applbaum nor Dr. Deckmann were appointed to any committees.

Isaac “Yitz” Applbaum, 61, President, is a Co-founder and Partner of MizMaa, a fund which invests in Israeli startup companies in the mobility, cloud and digital healthcare space. Mr. Applbaum has also been the Chief Financial Officer and a director of Logistics Innovation Technologies Corp. (Nasdaq: LITT) since March 2021. Mr. Applbaum is also currently a Special Advisor to EIGHT, a venture fund which invests in enterprise software and healthcare technologies, and 7Wire, a digital healthcare venture group that was one of the early investors in Livongo. In addition, Mr. Applbaum is a co-founder of Secure, where he has been a director since January 2019. Mr. Applbaum also helped found and build SecureKey, a blockchain technologies company, where he currently serves as a board observer, a position he has held since 2012. Mr. Applbaum also served as an early investor and director of mobile payments company Kili from 2013 to 2017 before it was acquired by Square, Inc. From 1997 to 2000, Mr. Applbaum was a board member of 7/24. Mr. Applbaum was a partner at Lightspeed Venture Partners, a global venture fund, from 2001 to 2006. Mr. Applbaum was also a founder and the Chief Executive Officer at Concorde from 1994 to 1999, when it was sold to Bank of America. Mr. Applbaum holds a BA from Yeshiva University. We believe Mr. Applbaum is well qualified to serve on our board of directors due to his broad experience in the healthcare industry, along with his significant leadership, finance and operational experience.

Natasha Deckmann, MD, 45 serves as the Chief Operating Officer and Chief Clinical Officer for SecureSeniorConnectionsTM (SSC), a digital platform focused on preventing and reducing loneliness and social isolation in seniors, where she has been since September 2020. Dr. Deckmann is a passionate advocate for transforming healthcare and finding ways to improve the consumer experience and reduce total cost of care. She has extensive clinical and population health management leadership skills and private equity advisory and operating experience. From May 2018 to January 2020 Dr. Deckmann was the CEO of CarePoint Health System, a three hospital and medical group system in New Jersey. Prior to joining CarePoint Dr. Deckmann held several leadership positions at Optum from 2013 to January 2018. Her tenure included serving as head of Population Health Solutions at Optum Health, a comprehensive population health management business. She also served as Chief Operating Officer of Consumer Solutions Group at Optum. Prior to Optum, she held a number of senior leadership roles at Marsh Inc., including Chief Operating Officer of the International Division. Dr. Deckmann joined Marsh from Oliver Wyman, having led strategic consulting engagements for clients across the health care industry, including the US government. Since November 2021 Dr. Deckmann has served on the board of Two Chairs, a venture backed mental health company, and she served as an independent board director for Women’s Health USA from May 2018 to August 2021. She is a member of the Executive Partner Program with Health Enterprise Partners. Dr. Deckmann earned a Bachelor of Science in Economics from the University of Michigan, an MBA from the Kellogg School of Management at Northwestern University and a Doctorate of Medicine from the Feinberg School of Medicine at Northwestern University.

On December 27, 2021, the Company entered into an indemnity agreement (the “Indemnity Agreement”) with Dr. Deckmann, pursuant to which the Company has agreed to provide contractual indemnification, in addition to the indemnification provided in the Company’s Amended and Restated Certificate of Incorporation, against liabilities that may arise by reason of her respective service on the Board, and to advance expenses incurred as a result of any proceeding against her as to which she could be indemnified, in the form previously filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 (File No. 333-250932) for its initial public offering, initially filed with the U.S. Securities and Exchange Commission on November 24, 2020 (the “Registration Statement”).

On December 27, 2021, the Company entered into a joinder agreement with Dr. Deckmann (the “Joinder Agreement”), pursuant to which Dr. Deckmann agreed to certain covenants contained in the form of letter agreement previously entered into by and between the Company and each of its other officers and directors in connection with the Company’s initial public offering (the “Letter Agreement”).

Mr. Applbaum, who is also the President of the Company, had previously entered into the Indemnity Agreement and the Letter Agreement on December 10, 2020.

The foregoing descriptions of the Letter Agreement, Indemnity Agreement and the Joinder Agreement do not purport to be complete and are qualified in their entireties by reference to the form of letter agreement, form of indemnity agreement and the Joinder Agreement, copies of which are attached as Exhibit 10.1 to the Registration Statement, Exhibit 10.5 to the Registration Statement and Exhibit 10.1 hereto, respectively, and are incorporated herein by reference.

Other than the foregoing, Mr. Applbaum and Dr. Deckmann are not party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Joinder Agreement, dated December 27, 2021, by and between the Company and Natasha Deckmann.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR CONNECT ACQUISITION CORP. I

By:	/s/ Richard T. Burke
	Name:	Richard T. Burke
	Title:	Chief Executive Officer

Date: January 3, 2022

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